Exhibit 10ah
AMENDMENT NO. 2
TO
MATERION CORPORATION
SUPPLEMENTAL RETIREMENT BENEFIT PLAN
Materion Corporation, an Ohio corporation, hereby adopts this Amendment No. 2 to the Materion Corporation Supplemental Retirement Benefit Plan (the "Plan").
I.
Schedule I of the Plan is amended to provide as in the form attached hereto.
II.
The changes to the Plan by this amendment shall be effective September 13, 2011.
* * *
Executed this 5th day of February, 2014.
MATERION CORPORATION
By: /s/ Michael C. Hasychak     Title: Vice President, Treasurer & Secretary

Schedule I

Schedule of Participants, Offset Amounts, Special Crediting Provisions, and Participation Effective Date (if after September 13, 2011)

Participant	Offset Amount	Special Calculation Provisions

Michael D. Anderson	$246,250
Gregory R. Chemnitz	$0
(Participation Effective Date: December 5, 2012)
Stephen Freeman	$518,365
John D. Grampa	$530,000
Michael C. Hasychak	$212,989
Richard J. Hipple	$842,250
In addition to the Prevented Benefit determined for Mr. Hipple pursuant to Section 2(j), an additional amount shall be included in the amount payable to him under Section 4, determined as follows:

•    Mr. Hipple's Prevented Benefit shall be determined pursuant to Section 2(j).
•    Such amount shall be divided by his number of Years of Benefit Service under the Pension Plan.
•    The resulting amount shall be multiplied by 5.

Donald G. Klimkowicz	$140,418
Alfonso T. Lubrano	$376,028
Walter G. Maxwell	$86,165
Richard W. Sager	$291,735
Daniel A. Skoch	$983,072